Offerings - Offering: 1	Feb. 18, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 250,802,631.54
Fee Rate	0.01381%
Amount of Registration Fee	$ 34,635.85
Offering Note	The total transaction valuation is estimated for purposes of calculating the amount of the filing fee. Calculated as the aggregate maximum purchase price of shares of common stock (the “Shares”) of Brookfield Infrastructure Income Fund Inc. (the “Fund”) that are offered in the tender offer, based upon the net asset value per share as of December 31, 2025.

The amount of the filing fee, calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as modified by Order Making Fiscal Year 2026 Annual Adjustments to Registration Fee Rates (Release Nos. 33-11384; 34-103768 / August 25, 2025), equals $138.10 per million dollars of the value of the transaction.